1 Exhibit 10.3 SEPARATION AGREEMENT AND GENERAL RELEASE THIS SEPARATION AGREEMENT AND GENERAL RELEASE (the “Agreement and General Release”) is made and entered into on June 27, 2022 by and between Mark Tritton (“Executive”) and Bed Bath & Beyond Inc., a New York corporation (the “Company”). WHEREAS, Executive acknowledges that Executive’s last day of employment with the Company will be June 23, 2022, which date may be extended by mutual consent of The Company and Executive (the “Separation Date”); WHEREAS, the parties wish to resolve all outstanding claims and disputes between them relating to such employment; NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements set forth in this Agreement and General Release, the sufficiency of which the parties acknowledge, it is agreed as follows: 1. In consideration for Executive’s promises, covenants and agreements in this Agreement and General Release, the Company agrees to provide the following severance benefits pursuant to Section 5(c)(iii) of that certain employment agreement between Executive and the Company, dated as of October 6, 2019 (the “Employment Agreement”), in accordance with the terms and subject to the conditions of such Employment Agreement. Executive would not otherwise be entitled to such payments but for his promises, covenants and agreements in this Agreement and General Release. i. The Company will pay Executive severance payments totaling $6,765,000, comprised of two times the sum of the Executive’s annual salary ($1,230,000) and full target annual bonus for fiscal year 2022 ($2,152,500), less all required withholdings and deductions (together, “Severance Payments”), payable generally in ratable installments over a twenty-four (24) month period following the Separation Date in accordance with the Company’s regular payroll payment schedule commencing after the effectiveness of Effective Date (as defined herein), subject to any delay required pursuant to Section 409A of the Internal Revenue Code of 1986, as amended (“Severance Period”). The Severance Payments shall be reported on an IRS Form W- 2. For the avoidance of doubt, any such payments that are due and payable prior to the Effective Date shall be held back and paid along with the next regularly scheduled payment date after such date. ii. Provided that Executive is eligible for and timely elects group health insurance continuation coverage for himself, his spouse and his dependents under a Company group health plan or plans pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, or any comparable state law (“COBRA”), the Company shall pay or reimburse Executive for a portion of the cost of such coverage, equal to the portion paid by the Company of the premium that was in effect under the applicable Company group health plan(s) immediately prior to Executive’s Separation Date, for the period beginning on the Separation Date and ending on the

2 earliest of (x) the twenty-four (24) month anniversary of the Separation Date, (y) the date as of which Executive becomes eligible to receive comparable benefits from a subsequent employer, and (z) the date on which Executive is no longer eligible to receive COBRA coverage. Notwithstanding the foregoing, the Company shall have no obligation to make such payment or pay such reimbursement in the event that the provision of such benefit would result in noncompliance with applicable law or the assessment of penalties or fines against the Company. iii. In addition, and pursuant to the Restricted Stock Unit Agreements between Executive and the Company dated May 10, 2022, May 10, 2021 and June 8, 2020 , if at the Separation Date you have outstanding Restricted Stock Units (as defined therein) granted to you by the Company which were not then vested by reason of the installment terms thereof, the Company shall take such steps as may be necessary or appropriate to vest up to 16,037, 10,063 and 357,103, respectively, of Restricted Stock Units on the originally applicable Vesting Dates (as defined therein), subject to the terms and conditions applicable thereto. Pursuant to the Performance Stock Unit Agreements between Executive and the Company dated May 10, 2022, May 10, 2021 and June 8, 2020, if at the Separation Date you have outstanding Performance Stock Units (as defined therein) granted to you by the Company, the Company shall take such steps as may be necessary or appropriate to vest up to 48,114, 150,944 and 229,566 (at maximum), respectively, of Performance Stock Units following the end of the applicable Performance Period (as defined therein), subject to the terms and conditions applicable thereto, including achievement of the performance-based vesting criteria applicable thereto. The vesting and settlement of such Restricted Stock Units and Performance Stock Units shall be dependent on your compliance with the restrictive covenants contained in your existing agreements with the Company. For the avoidance of doubt, in determining any pro-rated vesting to which Executive is entitled to thereunder, any notice period waived pursuant to Section 2 hereof shall be included for purposes of determining the number of days Executive has been actively employed by the Company. 2. In exchange for a payment of $202,192, Executive hereby waives the right to sixty (60) calendar days’ advance written notice of termination of employment by the Company as set forth in Section 5(a) of the Employment Agreement. 3. Executive agrees that on or prior to the Separation Date, Executive shall return to the Company all documents and files (and copies thereof) and other property or data of such Company that has been or then is in Executive’s possession or control, including but not limited to computers, cell phones, mobile devices, credit cards, entry cards, ID badges and keys, and any materials of any kind that contain or embody any confidential information of the Company, provided that, Executive shall be permitted to retain his cell phone and iPad once cleared of any Company data (as determined by the Company). 4. Effective as of the Separation Date, Executive will be deemed to have resigned, without any further action by Executive, from any and all positions (including, but not limited to, any officer and/or director positions or positions as a fiduciary of any of the employee benefit plans of the Company, its subsidiaries or affiliates (the “Company Group”)) that

3 Executive, immediately prior to such termination, (i) held within the Company Group and (ii) held with any other entities at the direction of, or as a result of Executive’s affiliation with, the Company Group. 5. Notwithstanding anything in Section 6(c) of the Employment Agreement to the contrary, in the event the Company files for Chapter 11 bankruptcy protection and rejects this Agreement as an executory contract (and thus ceases to pay the monthly severance payments payable pursuant to Section 1(i) of this Agreement), the Restricted Period (as defined in the Employment Agreement) for purposes of non-competition restrictions set forth in Section 6(c) of the Employment Agreement only shall end as of the effective date of such rejection. For the avoidance of doubt, the remainder of the restrictions set forth in Section 6 of the Employment Agreement shall remain in full force and effect. 6. Executive shall not, in any manner, directly or indirectly, make any oral or written statement to any person that disparages or places any member of the Company Group or any of their respective officers, shareholders, members or advisors, any member of the Board, or any agents or others with whom the Company has business relationships, in a false or negative light; provided, however, that Executive shall not be required to make any untruthful statement or to violate any law. The Company shall instruct its directors and executive officers not to make any oral or written statement that disparages or places Executive in a false or negative light; provided, however, that none of the Company, its directors or its executive offers shall be required to make any untruthful statement or to violate any law. 7. The parties agree that the payments described in Section 1 of this Agreement and General Release are in full, final and complete settlement of all Claims (as defined below) Executive, and Executive’s heirs, beneficiaries, personal representatives, executors, administrators, successors and assigns (collectively, the “Releasors”) may have against the Company, its past and present affiliates, parents, subsidiaries, divisions, joint ventures and/or partnerships, their predecessors, successors and assigns, and all of their past and present respective officers, directors, owners, shareholders, members, managers, supervisors, employees, agents, advisors, consultants, insurers, attorneys, representatives, and employee benefit or pension plans or funds (and the trustees, administrators, fiduciaries and insurers of such programs) as well as any predecessors, successors and/or assigns of each of the foregoing (collectively, the “Releasees”), arising out of or in any way connected with Executive’s employment with the Company or any of its affiliates or the termination of such employment. Executive understands and acknowledges that except as otherwise specifically provided under this Agreement and General Release, and except as set forth in the Employment Agreement and any other existing agreement between Executive and the Company, Executive is entitled to no payments or any other benefits from Company. Executive acknowledges that Executive has received all wages for work performed, overtime compensation, bonuses, commissions, vacation pay and all other benefits and compensation due to Executive by virtue of Executive’s employment with and termination of employment with the Company up through the effective date of this Agreement and General Release.

4 8. Nothing in this Agreement and General Release shall be construed as an admission of liability by the Company or any other Releasee, and the Company specifically disclaims liability to or wrongful treatment of Executive on the part of itself and all other Releasees. Executive expressly acknowledges and agrees that Executive has not asserted and does not have, the basis for asserting any claim, the factual foundation of which involves sexual harassment or sexual abuse, against the Company, and as such no portion of the consideration paid to Executive as part of this Agreement and General Release is attributable to any such claims; thus, Executive acknowledges and agrees that this Agreement and General Release does not constitute the settlement of a sexual harassment or sexual abuse claim. 9. Executive hereby represents and warrants to Company that (a) Executive has not filed, caused or permitted to be filed any pending proceeding (nor has Executive lodged a complaint with any governmental or quasi-governmental authority) against Company, nor has Executive agreed to do any of the foregoing, (b) Executive has not assigned, transferred, sold, encumbered, pledged, hypothecated, mortgaged, distributed, or otherwise disposed of or conveyed to any third party any right or Claim against Company which has been released in this Agreement and General Release, and (c) Executive has not directly or indirectly encouraged or assisted any third party in filing, causing or assisting to be filed, any Claim against Company. In addition, Executive hereby represents and warrants to Company that Executive shall not encourage or solicit or voluntarily assist or participate in any way in the filing, reporting or prosecution by Executive or any third party of a proceeding or Claim against Company based upon or relating to any Claim released by Executive in this Agreement and General Release, unless expressly allowed by Section 12. If any court has or assumes jurisdiction of any action against the Company or any of its affiliates on behalf of Executive, Executive will request that court to withdraw from or dismiss the matter with prejudice. 10. Executive represents that he has not filed any complaints or charges against the Company or any of its affiliates with the Equal Employment Opportunity Commission (“EEOC”), or with any other federal, state or local agency or court, and covenants that he will not seek to recover on any claim released in this Agreement and General Release. Executive further represents that he has reported to the Company in writing any and all work-related injuries that he has suffered or sustained during his employment with the Company or its affiliates. 11. Executive, on his behalf and on behalf of each of the Releasors, hereby covenants not to sue, and fully and forever releases and discharges the Company and all other Releasees from any and all legally waivable Claims which Executive may have against any of the Releasees, arising on or prior to the date hereof, including those of which Executive is not aware and those not mentioned in this Agreement and General Release up to the effective Date of this Agreement and General Release. “Claims” means any and all actions, controversies, demands, causes of action, suits, rights, and/or claims whatsoever for debts, sums of money, wages, salary, severance pay, vacation pay, sick pay, fees and costs, attorneys’ fees, losses, penalties, damages, including damages for pain and suffering and emotional harm, arising, directly or indirectly, out of Executive’s employment with the Company, the terms and conditions of such employment, the

5 termination of such employment and/or any of the events relating directly or indirectly to or surrounding the termination of that employment, including, but not limited to, Claims arising directly, or indirectly, from any promise, agreement, offer letter, contract, understanding, common law, tort, the laws, statutes, and/or regulations of the State of New Jersey, or any other state, and the United States, including, but not limited to, federal, state and local wage and hour laws, federal, state and local whistleblower laws, federal, state and local fair employment laws, federal, state and local anti-discrimination laws, federal, state and local labor laws, Section 1981 of the Civil Rights Act of 1866, Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, the Equal Pay Act, the Americans with Disabilities Act, the Employment Retirement Income Security Act of 1974 (“ERISA”), the Vietnam Era Veterans Readjustment Assistance Act, the Fair Credit Reporting Act, the Fair Labor Standards Act, the Age Discrimination in Employment Act (“ADEA”), as amended by the Older Workers Benefit Protection Act, the Worker Adjustment and Retraining Notification Act of 1988, the Occupational Safety and Health Act, the Sarbanes-Oxley Act of 2002, the Family and Medical Leave Act, the Genetic Information Nondiscrimination Act of 2008, the New Jersey Law Against Discrimination, the New Jersey Family Leave Act, the New Jersey Civil Rights Act, the New Jersey Wage Payment Law, the New Jersey Conscientious Employee Protection Act, the New Jersey Millville Dallas Airmotive Plant Loss Job Notification Act, the New Jersey Paid Sick Leave Act, the New Jersey Equal Pay Act, and the New Jersey Workers’ Compensation Anti-Retaliation Law, as each has been or may be amended from time to time, and Claims premised on any other legal theory, whether arising directly or indirectly from any act or omission, whether intentional or unintentional. Executive acknowledges that he is releasing claims based on age, race, color, sex, sexual orientation or preference, marital status, religion, national origin, citizenship, veteran status, disability and other legally protected categories. This provision is intended to constitute a general release of all of each Releasor’s presently existing covered claims against the Releasees, to the maximum extent permitted by law. 12. Nothing in this Agreement and General Release shall be construed to: (a) waive any rights or claims of Executive that arise after Executive signs this Agreement and General Release; (b) waive any rights or claims of Executive to enforce the terms of this Agreement and General Release; (c) waive any claim for worker’s compensation or unemployment benefits; (d) waive any rights or claims for the provision of accrued benefits conferred to Executive or his beneficiaries under the terms of the Company’s medical, dental, life insurance or defined contribution retirement benefit plans; (e) waive or affect any claim that cannot be released by an agreement voluntarily entered into between private parties; (f) limit Executive’s ability to file a charge or complaint with the EEOC, the National Labor Relations Board, the Occupational Safety and Health Administration, the Securities and Exchange Commission or any other federal, state or local governmental agency or commission (“Government Agencies”); (g) limit Executive’s ability to communicate with any Government Agencies or otherwise participate in any investigation or proceeding that may be conducted by any Government Agency, including providing documents or other information, without notice to the Company; (h) release claims challenging the validity of this Agreement under the ADEA; (i) disclose any allegations relating to a claim under the New Jersey Law against Discrimination; (j) release the Releasees or any of them from any claim that by law

6 cannot be waived or released; (k) release any existing rights that Executive may have to indemnification pursuant to the Company’s or an affiliate’s governing documents and/or any directors’ and officers’ insurance policy of the Company for acts committed during the course of Executive’s employment; or (l) waive any rights of Executive with respect to vested equity held by him in the Company. Executive expressly waives and agrees to waive any right to recover monetary damages for personal injuries in any charge, complaint or lawsuit filed by Executive or anyone else on behalf of Executive for any released claims. This Agreement and General Release does not limit Executive’s right to receive an award for information provided to any Government Agencies. Furthermore, Executive shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that is made (1) in confidence to a federal, state or local government official, either directly or indirectly, or to an attorney, in each case, solely for the purpose of reporting or investigating a suspected violation of law or (2) in a complaint or other document filed in a lawsuit or proceeding, if such filings is made under seal. Notwithstanding this immunity from liability, Executive acknowledges that Executive may be held liable if he unlawfully accesses trade secrets by unauthorized means. 13. Executive acknowledges that (a) he has been given at least twenty-one (21) calendar days to consider this Agreement and General Release and that modifications hereof which are mutually agreed upon by the parties hereto, whether material or immaterial, do not restart the twenty-one (21) day period; (b) he has been advised to, and has had the opportunity to, consult Executive’s independent counsel with respect to this Agreement and General Release; (c) he has seven (7) calendar days from the date he executes this Agreement and General Release in which to revoke it; (d) he executes this Agreement and General Release freely and voluntarily and that he understands the significance of this Agreement and General Release; and (e) this Agreement and General Release will not be effective or enforceable, nor the Severance Benefits paid, unless the seven-day revocation period ends without revocation by Executive. Revocation can be made by delivery and receipt of a written notice of revocation to Bed Bath & Beyond, 650 Liberty Avenue, Union, NJ 07083, Attention: Chief Legal Officer, by midnight on or before the seventh calendar day after Executive signs this Agreement and General Release. 14. This Agreement and General Release shall be binding on the Company and Executive and upon their respective heirs, representatives, successors and assigns, and shall run to the benefit of the Releasees and each of them and to their respective heirs, representatives, successors and assigns. 15. This Agreement and General Release (and, to the extent explicitly provided herein, the Employment Agreement) sets forth the entire agreement between Executive and the Company, and fully supersede any and all prior agreements or understandings among them regarding its subject matter; provided, however, that nothing in this Agreement and General Release is intended to or shall be construed to limit, impair or terminate any obligation of Executive pursuant to any non-competition, non-solicitation, confidentiality or intellectual property agreements that have been signed by Executive where such agreements by their terms continue after Executive’s employment with the Company terminates (including, but not limited to, the Restrictive Covenants in the Employment

7 Agreement). This Agreement and General Release may only be modified by written agreement signed by both parties. 16. The Company and Executive agree that in the event any provision of this Agreement and General Release is deemed to be invalid or unenforceable by any court or administrative agency of competent jurisdiction, or in the event that any provision cannot be modified so as to be valid and enforceable, then that provision shall be deemed severed from the Agreement and General Release and the remainder of the Agreement and General Release shall remain in full force and effect. 17. This Agreement and General Release shall be construed and enforced in accordance with the internal laws of the State of New York, without regard to principles of conflicts of laws. 18. All actions or proceedings arising out of or relating to this Agreement and General Release shall be tried and litigated only in the New York State or Federal courts located in the County of New York, State of New York. The parties hereto hereby irrevocably submit to the exclusive jurisdiction of such courts for the purpose of any such action or proceeding. Notwithstanding the foregoing, either party may seek injunctive or equitable relief to enforce the terms of this Agreement and General Release in any court of competent jurisdiction. 19. Each of the parties hereto hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement and General Release. 20. The language of all parts of this Agreement and General Release in all cases shall be construed as a whole, according to its fair meaning, and not strictly for or against any of the parties. [Signature Page Follows]

PLEASE READ CAREFULLY. THIS AGREEMENT AND GENERAL RELEASE INCLUDES A RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS. COMPANY Bed Bath & Beyond Inc. By: /s/ Harriet Edelman Name: Harriet Edelman Title: Independent Chair of the Board EXECUTIVE /s/ Mark J. Tritton Mark J. Tritton